SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                February 24, 1998


                              MEDITRUST CORPORATION
             (Exact Name of Registrant as specified in its charter)

         Delaware                       0-9109                   95-3520818
(State or other jurisdiction       (Commission File           (I.R.S. Employer
     of incorporation)                  Number)              Identification No.)


                 197 First Avenue, Suite 300, Needham, MA 02194
              (Address of principal executive offices and zip code)

                                 (781) 433-6000
              (Registrant's telephone number, including area code)


                           MEDITRUST OPERATING COMPANY
             (Exact Name of Registrant as specified in its charter)

         Delaware                       0-9110                 96-3419438
(State or other jurisdiction        (Commission File        (I.R.S. Employer
     of incorporation)                  Number)            Identification No.)


                 197 First Avenue, Suite 100, Needham, MA 02194
              (Address of principal executive offices and zip code)

                                 (781) 453-8062
              (Registrant's telephone number, including area code)



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Certain statements in this Form 8-K and in oral statements made by or with the approval of an authorized executive officer of the Company, constitute "forward-looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (the "Act") and releases issued by the Securities and Exchange Commission. The words "believe," "expect," "anticipate," "intend," "estimate" and other expressions which are predictions of or indicate future events and trends and which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Meditrust Corporation and Meditrust Operating Company, which are collectively referred to as "The Meditrust Companies," to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that might cause such a difference or that might adversely affect The Meditrust Companies are discussed in the Annual Reports on Form 10-K for each of Meditrust (which was merged with and into Santa Anita Realty Enterprises, Inc. on November 5, 1997), Santa Anita Realty Enterprises, Inc. and Santa Anita Operating Company for the year ended December 31, 1996, in the Quarterly Reports on Form 10-Q for each such entity for the quarters ended March 31 and June 30, 1997 and in the Quarterly Reports on Form 10-Q for Meditrust Corporation and Meditrust Operating Company for the quarter ended September 30, 1997. In addition, recently proposed legislation, if adopted as currently proposed, may materially impact the operating activities of paired-share real estate investment trusts, such as The Meditrust Companies. The Meditrust Companies undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 5.       Other Events

     On February 24, 1998, Meditrust Corporation and Meditrust Operating Company set forth the following information with respect to their collective diversification and growth strategy:

The Meditrust Companies Diversification Strategy

     General. Set forth below is a discussion of The Meditrust Companies strategy for near-term growth. The Meditrust Companies believe that this strategy offers unique synergies for The Meditrust Companies and its existing and future properties and operations. The Meditrust Companies have recently entered into agreements to acquire Cobblestone Holdings, Inc., parent of one of the nation's leading developers and operators of golf courses and related facilities ("Cobblestone"), and La Quinta Inns, Inc., a fully integrated lodging company currently operating in the mid-priced segment of the lodging industry ("La Quinta"). Upon consummation of the acquisitions of Cobblestone and La Quinta, as well as the further implementation of The Meditrust Companies' growth and diversification strategy, The Meditrust Companies will own, operate and manage a diverse portfolio of real estate properties, operations and interests, including the following:

         Health Care Related:

              o Investments in more than 500 geographically dispersed health care related facilities operated by a diverse group of nearly 20 operators.


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              o   A diverse portfolio of health care related properties,
                  including long-term care, retirement and assisted living facilities, rehabilitation hospitals and medical office buildings.

              o Investments in in-patient and out-patient health care facilities.

         Entertainment:

              o Ownership of 25 golf related facilities with 29 golf courses in major golf markets in Arizona, California, Florida, Georgia, Texas and Virginia.

              o Santa Anita Park, one of the nation's premier thoroughbred horse racing facilities.

              o Approximately 85 acres of land at the Santa Anita facility which The Meditrust Companies intend to improve in order to begin generating funds from operations with this property. Current proposals to improve this land include an entertainment center, a health club and/or a medical office building.

         Lodging:

              o Approximately 35,000 rooms, excluding rooms in facilities currently under development by La Quinta. Many of these existing rooms have recently undergone substantial refurbishment, which will limit near-term capital expenditures on these rooms.

              o Recognized brand names in the mid-priced segment, including La Quinta(R) Inns and La Quinta(R) Inns & Suites.

              o Properties which will be available for operation and marketing as time sharing, or interval vacation ownership, facilities.

     Business Strategy. The primary business objective of The Meditrust Companies is to maximize the long-term total return to their shareholders. This objective is predicated on the following two factors:

     o Positive Spread Investment. Management will seek to maximize shareholder value through positive spread investment opportunities which provide an accretive cash flow return. Through its paired share structure, The Meditrust Companies will be able to acquire operating companies and assets thereby reducing economic "leakage." The Meditrust Companies will utilize their sound capital structure to facilitate the acquisition of growth oriented companies.

     o Quality of Management. The Meditrust Companies will seek to employ a strong management team available for each line of business which is acquired, properly motivating each team and providing them with appropriate financial and capital resources. For example, The Meditrust Companies' acquisitions of Cobblestone and La Quinta bring with them a group of seasoned professionals in the golf and lodging industries, respectively.

     The key elements of The Meditrust Companies diversification strategy are the following:

     Continue to Expand Core Sale/Leaseback and Mortgage Financing Portfolio

     The Meditrust Companies intend to expand their portfolio of investments in the health care industry by continuing to expand The Meditrust Companies traditional core business of providing financing to operators of real estate intensive businesses primarily in the health care industry. The Meditrust Companies currently


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manage a portfolio of more than $2.8 billion in income-producing, health care-related facilities, including nursing homes, assisted living facilities, medical office buildings and other health care-related facilities. The Meditrust Companies intend to continue to expand and diversify this portfolio through additional acquisitions in their current geographic base, through providing financing to additional operators and to other sectors of the health care related industry and through increasing the number of health care facilities in their portfolio.

     Over its 12-year history, The Meditrust Companies have developed, and currently maintain, strong relationships with the operators to whom they provide capital. The Meditrust Companies intend to continue to build and expand those relationships by providing additional capital to existing and new operators. The Meditrust Companies historical ability to provide mortgage and sale/leaseback financing both for operating facilities and for the development of new facilities has provided them with a competitive advantage in expanding their core financing business. The Meditrust Companies intend to continue their practice of structuring transactions to accommodate the unique characteristics of the operators and their facilities, a practice which The Meditrust Companies believe has made them an attractive source of financing for operators of health care related facilities.

     Make Strategic Acquisitions of Operating Companies in the Health Care
Sector

     The Meditrust Companies' management has significant experience investing in the health care industry and has developed expertise in key areas, including knowledge of reimbursement systems and extensive perspective on the fundamental changes that affect the ways in which health care is delivered. As a paired share REIT, The Meditrust Companies are able to pursue a wide variety of strategic acquisitions, including acquisitions of operating companies. The Meditrust Companies will focus primarily on traditional health care related real estate such as nursing homes, assisted living facilities and medical office buildings. The Meditrust Companies also intend to pursue opportunities to acquire ancillary health care providers such as magnetic resonance imaging centers and other ancillary modalities.

     In evaluating potential strategic acquisitions, The Meditrust Companies expect to consider such factors as: (i) historical performance of the acquisition candidate; (ii) the long-term outlook of the sector in which the candidate operates in terms of sustainable profitability and growth prospects;
(iii) the extent to which such an acquisition candidate complements The Meditrust Companies' portfolio of then existing investments and business relationships; (iv) the cost of such an acquisition relative to its expected contribution to the consolidated earnings and funds from operations of The Meditrust Companies; and (v) The Meditrust Companies' confidence that an appropriate management team or partnership structure will be in place to effectively manage the acquired operations.

     Develop and Make Strategic Acquisitions of Senior Living Communities

     The Meditrust Companies intend to embark on a program of owning, developing, operating and managing senior living communities, which will include nursing homes, assisted living facilities and active adult living communities. In the case of nursing homes and assisted living facilities, The Meditrust Companies intend to offer fully integrated self-contained senior living communities with a continuum of care that will enable residents to age in place. In the case of active adult living communities, The Meditrust Companies anticipate addressing the needs of senior adults by developing properties that offer residents recreational opportunities as well as serving their medical needs.

     The Meditrust Companies believe their continuing care communities will emerge as a preferred alternative for meeting the growing demands of the elderly as they do age in place. Continuing care communities require large capital infusions and companies, such as The Meditrust Companies, that have access to such capital have a competitive advantage in financing the development, operation and marketing


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of these continuing care communities. The Meditrust Companies believe that the stability of future senior housing demand for this sector will be less dependent on economic and business cycles than many other industries due to the growing demand of an aging population and the fact that many people will gravitate towards integrated communities. The industry is need driven rather than discretionary.

     Make Strategic Acquisitions of Golf and Other Entertainment Facilities

     The Meditrust Companies also intend to pursue acquisition and development opportunities in entertainment focused properties, such as golf courses, which in some cases will complement their senior living communities or lodging properties. The Meditrust Companies have agreed to acquire Cobblestone, one of the leading owners and operators of golf courses in the U.S. Cobblestone has 25 golf related facilities with 29 golf courses in major golf markets in Arizona, California, Florida, Georgia, Texas and Virginia.

     The Meditrust Companies intend to acquire and develop golf course related properties through a three prong approach. First, The Meditrust Companies will acquire and develop free standing golf course facilities. These facilities will be expected to contribute to The Meditrust Companies' funds from operations. Second, The Meditrust Companies will acquire golf course related properties with additional land available for future development of residential living communities. The Meditrust Companies believe that there will be certain synergies inherent in integrating a senior living community with recreational opportunities, which may include golf courses and related golf services. Third, The Meditrust Companies will review opportunities to integrate golf with hospitality properties, such as hotel, time share and interval ownership properties.

     The Meditrust Companies intend to commit up to one billion dollars to the development and acquisition of golf related properties as they seek to offer residents of their communities and guests of their hospitality facilities additional ancillary services, while also pursuing a business that is intended to contribute on a stand-alone basis to the Companies' funds from operations.

     Make Strategic Acquisitions of Operating Companies in the Lodging Sector.

     As a paired share REIT, The Meditrust Companies are currently able to pursue a wider range of strategic acquisitions in the lodging industry than traditional REITs. The lodging industry is particularly well suited to the paired share structure as it is both real estate and operationally intensive. Lodging REITs have historically owned the real estate upon which hotels are operated but have been required to pay third parties to operate and manage their hotels. Currently, as a paired-share REIT, The Meditrust Companies are permitted to both own the real estate and operate the hotel business.

     La Quinta is an example of one of the types of lodging companies that fit particularly well into the paired share structure as it both owns and operates its hotels. In this regard, The Meditrust Companies intend to further develop and grow the La Quinta(R) brand name. This growth will include the further development of the current La Quinta(R) Suites & Inns product, as well as the introduction of an upscale version of this product. The Meditrust Companies also intend to add a La Quinta(R) Resorts product to its portfolio as a set of destination properties.

     The Meditrust Companies intend to continue to identify and evaluate appropriate acquisition candidates with an objective of acquiring, if and when available, lodging businesses that are appropriate for the paired share structure currently available to The Meditrust Companies. The Meditrust Companies also intend to acquire real estate assets that would fit appropriately in a traditional REIT operating in the lodging industry.



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     The Meditrust Companies intend to integrate their lodging facilities with other assets, including golf course facilities and senior living communities. The Meditrust Companies believe that the ability to offer hotel guests added ancillary services will provide a competitive advantage as the lodging industry continues to consolidate.

     The Meditrust Companies also intend to pursue development, ownership, operation and management opportunities in the time share, or interval ownership, industry within their hospitality operations.

     Maximize the Value of the Santa Anita Horse Racing and Real Estate Assets

     The Meditrust Companies anticipate continuing the historical commitment to high quality thoroughbred horse racing at Santa Anita Park, as well as maintaining the Park's leadership in the horse racing industry. The Meditrust Companies also will seek to maximize the value of the approximately 85 acres of underutilized land at Santa Anita Park. The Meditrust Companies are currently considering several proposals to develop this land, including an entertainment center, a medical office building and a health club.

     There is no assurance that The Meditrust Companies will be able to meet any or all of these objectives. In addition, The Meditrust Companies' acquisition candidates and joint venture partners may include companies in which Abraham D. Gosman, the Chairman of the Board of The Meditrust Companies, has an interest. Any such acquisitions or joint ventures would be subject to the approval of the disinterested directors of The Meditrust Companies. Depending upon the circumstances surrounding a particular transaction, The Meditrust Companies may also obtain a fairness opinion from an investment banking firm.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 1998      MEDITRUST CORPORATION


                              By: /s/ David F. Benson
                                  ----------------------------
                                  Its: President

                              MEDITRUST OPERATING COMPANY

                              By: /s/ Abraham D. Gosman
                                  ----------------------------
                                  Its: Chief Executive Officer




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